                      METROPOLITAN LIFE INSURANCE COMPANY

    GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                    SUPPLEMENT DATED APRIL 30, 2012 TO THE
           PROSPECTUS DATED MAY 1, 2006, AS PREVIOUSLY SUPPLEMENTED

This supplement updates certain information contained in your last prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus and any supplements, without charge, on written request sent to our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO. 63128. New Policies are no longer available for sale.

You allocate net premiums to and may transfer cash value among the Investment Divisions of Paragon Separate Account A. Each Investment Division, in turn, invests in the shares of one of the following Funds:

AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 1

   American Funds Asset Allocation Fund
   American Funds Bond Fund
   American Funds Cash Management Fund
   American Funds Global Growth Fund
   American Funds Global Small Capitalization Fund
   American Funds Growth Fund
   American Funds Growth-Income Fund
   American Funds High-Income Bond Fund
   American Funds International Fund
   American Funds New World Fund(R)
   American Funds U.S. Government/AAA-Rated Securities Fund

The prospectuses for the Funds describe in greater detail an investment in the Funds listed above. YOU CAN OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 685-0124.

FEE TABLES
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FUND CHARGES AND EXPENSES

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2011. The Fund expenses used to prepare these tables were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown.

The first table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2011. The second table shows the total annual operating expenses (in some cases before and after contractual fee waivers or expense reimbursements) charged by each Fund in the fiscal year ended December 31, 2011, as a percentage of the Fund's average daily net asset in the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                       MINIMUM MAXIMUM
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TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Fund assets, including management fees, distribution and/or service
  (12b-1) fees, and other expenses)                                     0.28%   0.78%
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FUND FEES AND EXPENSES

(as a percentage of average daily net assets)

                                      DISTRIBUTION           ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                         AND/OR              FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                          MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                         FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
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AMERICAN FUNDS
  INSURANCE SERIES(R) --
  CLASS 1
American Funds Asset
  Allocation Fund           0.29%          --        0.02%      --       0.31%         --         0.31%
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American Funds Bond
  Fund                      0.36%          --        0.02%      --       0.38%         --         0.38%
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American Funds Cash
  Management Fund           0.32%          --        0.01%      --       0.33%         --         0.33%
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American Funds Global
  Growth Fund               0.53%          --        0.02%      --       0.55%         --         0.55%
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American Funds Global
  Small Capitalization
  Fund                      0.70%          --        0.04%      --       0.74%         --         0.74%
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American Funds Growth
  Fund                      0.32%          --        0.02%      --       0.34%         --         0.34%
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American Funds
  Growth-Income Fund        0.27%          --        0.01%      --       0.28%         --         0.28%
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                                     DISTRIBUTION           ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                        AND/OR              FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                         MANAGEMENT SERVICE(12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                        FEE          FEES      EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
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American Funds High-
  Income Bond Fund         0.46%          --        0.01%      --       0.47%         --         0.47%
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American Funds
  International Fund       0.49%          --        0.04%      --       0.53%         --         0.53%
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American Funds New
  World Fund(R)            0.73%          --        0.05%      --       0.78%         --         0.78%
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American Funds U.S.
  Government/AAA-
  Rated Securities Fund    0.33%          --        0.01%      --       0.34%         --         0.34%
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THE FUNDS

Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser and, if applicable, the sub-adviser, of each Fund.

          FUND                        INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
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AMERICAN FUNDS
INSURANCE SERIES(R)--
CLASS 1
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American Funds Asset       Seeks high total return (including income        Capital Research and
Allocation Fund            and capital gains) consistent with               Management Company
                           preservation of capital over the long term.
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American Funds Bond        Seeks as high a level of current income as       Capital Research and
Fund                       is consistent with the preservation of           Management Company
                           capital.
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American Funds Cash        Seeks to earn income on your cash                Capital Research and
Management Fund            reserves while preserving capital and            Management Company
                           maintaining liquidity.
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American Funds Global      Seeks long-term growth of capital.               Capital Research and
Growth Fund                                                                 Management Company
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American Funds Global      Seeks long-term growth of capital.               Capital Research and
Small Capitalization Fund                                                   Management Company
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American Funds Growth      Seeks growth of capital.                         Capital Research and
Fund                                                                        Management Company
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        FUND                     INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
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American Funds Growth- Seeks long-term growth of capital and          Capital Research and
Income Fund            income.                                        Management Company
------------------------------------------------------------------------------------------------
American Funds High-   Seeks a high level of current income. Its      Capital Research and
Income Bond Fund       secondary investment objective is capital      Management Company
                       appreciation.
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American Funds         Seeks long-term growth of capital.             Capital Research and
International Fund                                                    Management Company
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American Funds New     Seeks long-term capital appreciation.          Capital Research and
World Fund(R)                                                         Management Company
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American Funds U.S.    Seeks a high level of current income           Capital Research and
Government/AAA-Rated   consistent with preservation of capital.       Management Company
Securities Fund
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POLICY RIGHTS AND PRIVILEGES
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TRANSFERS

The final three paragraphs in this section have been modified as follows:

The Funds may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Owner). You should read the Fund prospectuses for more details.

FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender, withdrawals, and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified
Endowment Contracts.   Distributions other than death benefits, including
distributions upon surrender, withdrawals and distributions of Cash Surrender

Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and the estate tax was repealed in 2010 with a modified carryover basis for heirs. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010. It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer tax or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.